Exhibit 23.12

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 10, 1996 included in Network Long Distance, Inc.'s Form 8-K/A dated August 5, 1996, and to all reference to our Firm included in this registration statement.

                              /s/ YOUNT, HYDE & BARBOUR, P.C.
                              -----------------------------------
                              Yount, Hyde & Barbour, P.C.

Culpepper, Virginia
February 14, 1997